FOR IMMEDIATE RELEASE

Contacts:

Paul Rosenbaum                                           Investors
Rentrak Corporation                                      PondelWilkinson Parham
Chairman & CEO                                           Ron Parham
503-284-7581                                             503-924-1186
exitpoll@aol.com                                         rparham@pondel.com

               RENTRAK REPORTS FISCAL 2004 SECOND QUARTER RESULTS
     --Anticipated Revenues From New Business Intelligence Services and PPT Customers Set Stage for Return to Profitability in Second Half of Fiscal Year--

          PORTLAND, Ore. (November 13, 2003)--Rentrak Corp. (Nasdaq:RENT) today announced financial results for its second fiscal quarter ended September 30, 2003.

          Consolidated revenues from continuing operations totaled $14.3 million, compared with revenues from continuing operations of $20.8 million for the same period one year ago. Revenues from the company's continuing entertainment operations totaled $13.8 million.

          Revenue from the company's PPT(R)  revenue-sharing  business  declined
32.2 percent from last year's comparable period, to $12.2 million from $18.0 million. Lower VHS wholesale prices implemented by studios prompted studios to adopt new, competitively structured DVD/VHS revenue-sharing agreements. In these new agreements, studios agreed to reduce or eliminate their share of upfront processing fees and also allowed retailers to retain a greater portion of the transactional revenue-sharing income. The new agreements do not call for a reduction in the percentage of the transactional revenue-sharing income that is retained by Rentrak and recorded as revenue. However, because Rentrak also recognizes as revenue each studio's portion of upfront processing fees and transactional revenue-sharing income, along with an equal, offsetting cost of sale, the transition to the lower studio upfront fees and revenue-sharing splits caused a comparable year-over-year decline in Rentrak's PPT revenue but had little impact on the company's PPT gross margins. Rentrak's transactional PPT revenues were lower due to a weaker assortment of available VHS revenue-sharing titles during the quarter.

          Total unit shipments to independent retailers in North America increased 15 percent over last year's second fiscal quarter, reflecting a 309 percent increase in DVD and videogame shipments, partially offset by a 19 percent decline in VHS shipments. Due in part to the company's new combined VHS/DVD revenue-sharing program with Warner Home Video, announced in August 2003, management expects PPT shipments for the second half of the fiscal year to increase substantially and lead to a revenue increase of between 35 and 40 percent, compared with the first half of the fiscal year.

          The company used the cash generated from its PPT operations to make continued investments in new services totaling approximately $300,000 after tax, resulting in a net loss from continuing entertainment operations of $247,056, or $(0.03) per share in the second quarter of fiscal 2004. Revenues from continuing entertainment operations in the prior year period totaled $18.9 million and generated net income of $0.9 million, or $0.09 per share.

          The company's former fulfillment subsidiary, 3PF, Inc., contributed revenues of $504,616 in the second quarter, representing services provided to one of its customers through July 31 under terms of a continuing service contract following Rentrak's July 1, 2003 sale of substantially all of 3PF's assets. 3PF generated an after-tax net loss of approximately $1.1 million, or $(0.11) per share, primarily due to reserves totaling approximately $1 million after tax, or $(0.10) per share, related to the estimated cost of terminating a warehouse lease and a customer's defaulted account receivable. In the comparable period last year, 3PF reported revenues of $2.4 million and a net loss of $689,603, or $(0.07) per diluted share.

          Consolidated net loss for the second quarter of fiscal 2004 totaled $1.3 million, or $(0.14) per share. In the year-ago quarter, the company reported consolidated net income from continuing operations of $173,115, or $0.02 per share, and a consolidated net loss of $103,101, or $(0.01) per share. Management believes this quarter fully accounts for the conclusion of the company's involvement in 3PF's operations and that future results will not suffer any further negative impact.

          Rentrak Chairman and Chief Executive Officer Paul Rosenbaum commented, "We've positioned Rentrak extremely well heading into the second half of fiscal 2004. Our PPT business continued to contribute positively to the company's overall results despite extremely challenging circumstances which are now largely behind us. Our new combined VHS/DVD revenue-sharing program with Warner Home Video should lead to renewed PPT shipment and revenue growth beginning in the third quarter, and the possibility remains that additional studios will begin to offer DVD revenue-sharing."

          "Most significantly, the investments we continue to make in our expanding portfolio of business intelligence services are allowing us to win new customers. Through the first half of fiscal 2004, Box Office Essentials(TM) achieved a majority share of the major studio domestic market and is now operating at a profitable level. Supply Chain Essentials(TM) secured its first major customer during the first half and in mid-October we announced Borders, Inc. as our first Calendar Essentials(TM) customer. Combined, these new services now represent incremental annualized revenues of approximately $4.3 million. We are increasingly optimistic of our ability to secure additional customers in the months ahead for these and other new services still under development."

          "We've demonstrated Rentrak's ability to deliver superior services in existing markets against much larger competitors, as well as our ability to develop and quickly implement entirely new services to address the unmet business intelligence needs of a wide array of companies comprising the entertainment industry."

          "Today, Rentrak is the only company in the world capturing and reporting hourly North American box office performance data with the ability to combine it with over 15 years of detailed North American movie rental and sales data. Over the next few years, Video-on-Demand, and other technologies that deliver media and entertainment to consumers electronically, are expected to move from early adoption to mass availability. Our IT and new business development teams have worked to rapidly evolve our proprietary technologies, making it possible in the future for cable operators to track transactional data on a census basis for all forms of content offered on-demand. This includes Hollywood movies, network programming and on-demand advertising."

          "With the significant investment in our IT programming completed, we are ready to invest in dedicated sales forces to pursue customers for each new service and develop customer service operations to support each. We estimate these operations will require additional investments of approximately $1.6 million that will be expensed over the next two quarters, and which we intend to fund with the cash flow expected from our PPT business. In addition, as of September 30, our balance sheet contained approximately $10 million in cash and zero debt."

          "We believe more strongly than ever that Rentrak is in perfect position to become the largest independent 3rd-party aggregator of consumption data spanning the full life cycle of entertainment media and the provider of related business intelligence services for the entire entertainment industry. Our most exciting opportunities for revenue and earnings growth are yet ahead of us."

Business Outlook
----------------

          The company continues to experience great change, pursuing rapid expansion of recently launched new services and investing in the development and launch of several new services. In addition, a number of dynamics currently at play in the movie rental industry could have a direct impact, favorable or unfavorable, on the company's core PPT business. The timing and magnitude of the impacts from these dynamics, together with the timing of the launch and pace of expansion in the company's new business initiatives, are difficult to predict, but management believes there is significant promise in the new markets it has preliminarily sized.

          Based on current customer agreements and titles scheduled for release under revenue-sharing terms, the company expects fiscal second-half PPT revenues to grow by between 35 and 40 percent compared with the first half of the fiscal year, and to produce the necessary cash flow to enable the company to continue investing in new business intelligence services. Management currently expects fiscal 2003 second-half earnings of between approximately $1.0 and 1.2 million, or $0.10 and 0.12 per share.

Conference Call
---------------

          Rentrak has scheduled a conference call for 2 p.m. (PST), November 13, 2003 to discuss the company's financial performance. Shareowners, members of the media and other interested parties may participate in the call by dialing 1-800-299-9086, or 1-617-786-2903 for international callers and entering passcode 61358692. This call is being webcast by CCBN and can be accessed at Rentrak's web site at www.rentrak.com where it will be archived through February 13, 2004. The webcast is also being distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com). A telephone replay of the call will be available through November 20, 2003 by dialing 888-286-8010 from the U.S. and Canada, or 617-801-6888 from international locations and entering passcode 55108971.

About Rentrak Corporation
-------------------------

          Rentrak Corporation, based in Portland, Oregon, is the developer of the Essentials(TM) suite of web-based information management and business intelligence products used by clients in the media, entertainment, retail and manufacturing industries. Vertical market editions of Essentials(TM) applications are customizable to the needs of each licensee, allowing marketers to collect, manage, analyze and make critical business decisions based on detailed, real-time point-of-sale and supply chain data. The Essentials(TM) suite of services offers competitive advantages to executives by providing timely and actionable insight into their own company's performance in tandem with valuable perspective against aggregated industry-wide data. For further information, please visit Rentrak's corporate Web site at http://www.rentrak.com.

                                    -- more--


Safe Harbor Statement
---------------------

          When used in this discussion, the words "anticipates," "expects," "intends" and similar expressions are intended to identify forward-looking statements. Such statements relate to, among other things, the revenues and results of operations for the company's PPT(R) and business intelligence services and are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could affect Rentrak's financial results include customer and consumer demand for movies in various media formats subject to company guarantees, the company's ability to attract new revenue-sharing customers, the company's ability to successfully develop and market new services to create new revenue streams, and Rentrak's customers continuing to comply with the terms of their agreements. Additional factors that could affect Rentrak's financial results are described in Rentrak's March 31, 2003 annual report on Form 10-K and subsequent quarterly reports, filed with the Securities and Exchange Commission. Results of operations in any past period should not be considered indicative of the results to be expected for future periods.

          Business outlook statements are based on current expectations. These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The inclusion of any statement in this release does not constitute a suggestion by the company or any other person that the events or circumstances described in such statements are material. The company does not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in this release will not be realized.

                                      # # #
                            (Financial Tables Follow)

                               RENTRAK CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                     ASSETS


                                                                                         (UNAUDITED)
                                                                             September 30,              March 31,
                                                                                 2003                    2003(1)
                                                                ---------------------------------------------------
CURRENT ASSETS:

    Cash and cash equivalents                                             $    9,818,471            $   10,063,541
    Accounts receivable, net of allowance for doubtful
       accounts of $737,937 and $748,139                                       6,514,227                 9,910,532
    Advances to program suppliers                                              1,315,648                   418,101
    Assets held for sale                                                               -                         -
    Income tax receivable                                                        141,495                    81,085
    Deferred tax asset                                                         3,681,323                 2,796,908
    Other current assets                                                       1,298,307                 2,226,287
    Current assets of discontinued operations                                          -                         -
                                                                ---------------------------------------------------
    Total current assets                                                      22,769,471                25,496,454

PROPERTY AND EQUIPMENT, net                                                    2,292,534                 2,404,763
DEFERRED TAX ASSET                                                               919,392                   894,083
OTHER ASSETS                                                                   1,354,862                 1,931,133

                                                                ---------------------------------------------------
          TOTAL ASSETS                                                    $   27,336,259            $   30,726,433
                                                                ===================================================


(1) Derived from Rentrak's audited consolidated financial statement as of March 31,2003

                               RENTRAK CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                                      (UNAUDITED)
                                                                              September 30,            March 31,
                                                                                 2003                   2003(1)
                                                                 -------------------------------------------------

CURRENT LIABILITIES:
     Accounts payable                                                     $   10,061,911           $   12,710,999
     Accrued liabilities                                                       1,322,474                1,143,785
     Accrued compensation                                                        461,247                  610,022
     Deferred revenue                                                            141,054                  156,692

                                                                 -------------------------------------------------
          Total current liabilities                                           11,986,686               14,621,498
                                                                 -------------------------------------------------

LONG-TERM LIABILITIES:
     Lease obligations, deferred gain and
        customer deposits                                                        548,778                  668,039
                                                                 -------------------------------------------------
          Total long-term liabilities                                            548,778                  668,039
                                                                 -------------------------------------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
     Preferred stock, $.001 par value;
       Authorized:  10,000,000 shares, none issued                                     -                        -
      Common stock,  $.001 par value;
       Authorized:  30,000,000 shares
         Issued and outstanding: 9,600,590 shares
         at September 30, 2003 and 9,471,612 at
         March 31, 2003                                                            9,601                    9,472
     Capital in excess of par value                                           40,285,908               39,655,212
     Notes receivable                                                                  -                        -
     Accumulated other comprehensive income                                      180,879                  180,879
     Accumulated deficit                                                     (25,675,593)             (24,408,667)
                                                                 -------------------------------------------------
                                                                              14,800,795               15,436,896
                                                                 -------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $   27,336,259           $   30,726,433
                                                                 =================================================

(1) Derived from Rentrak's audited consolidated financial statement as of March 31,2003


                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                (UNAUDITED)
                                                                       Three Months Ended September 30,
                                                                    2003                              2002
                                                     ----------------------------------------------------------
REVENUES:
   PPT                                                       $     12,184,103                 $     17,976,338
   Other                                                            2,076,780                        2,798,144
                                                     ----------------------------------------------------------

                                                                   14,260,883                       20,774,482
                                                     ----------------------------------------------------------

OPERATING COSTS AND EXPENSES:
   Cost of sales                                                   12,182,187                       17,010,953
   Selling, general, and administrative                             4,283,319                        3,555,807
                                                     ----------------------------------------------------------

                                                                   16,465,506                       20,566,760
                                                     ----------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS                                      (2,204,623)                         207,722
                                                     ----------------------------------------------------------

OTHER INCOME (EXPENSE):
   Interest income                                                     67,428                           71,500
   Interest expense                                                    (1,776)                               -
                                                     ----------------------------------------------------------
                                                                       65,652                           71,500
                                                     ----------------------------------------------------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
   PROVISION (BENEFIT)                                             (2,138,971)                         279,222

INCOME TAX PROVISION (BENEFIT)                                       (812,369)                         106,107
                                                     ----------------------------------------------------------
INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                                     (1,326,602)                         173,115

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $0 AND $169,293                                                      -                         (276,216)
                                                     ----------------------------------------------------------

NET LOSS                                                     $     (1,326,602)                $       (103,101)
                                                     ==========================================================

NET INCOME (LOSS) PER SHARE:
    Basic:
       Continuing operations                                 $          (0.14)                $           0.02
       Discontinued operations                                              -                            (0.03)
                                                     ----------------------------------------------------------
           Total                                             $          (0.14)                $          (0.01)
                                                     ==========================================================
    Diluted:
       Continuing operations                                 $          (0.14)                $           0.02
       Discontinued operations                                              -                            (0.03)
                                                     ----------------------------------------------------------
           Total                                             $          (0.14)                $          (0.01)
                                                     ==========================================================



                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                  (UNAUDITED)
                                                           Six Months Ended September 30,
                                                          2003                           2002
                                            -------------------------------------------------------
REVENUES:
   PPT                                            $     25,236,794               $     35,842,448
   Other                                                 7,722,513                      7,359,475
                                           -------------------------------------------------------

                                                        32,959,307                     43,201,923
                                           -------------------------------------------------------

OPERATING COSTS AND EXPENSES:
   Cost of sales                                        26,363,100                     35,300,572
   Selling, general, and administrative                  8,753,968                      7,556,255
   Net gain from litigation settlement                           -                       (361,847)
                                           -------------------------------------------------------
                                                        35,117,068                     42,494,980
                                           -------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS                           (2,157,761)                       706,943
                                           -------------------------------------------------------
OTHER INCOME (EXPENSE):
   Interest income                                         122,867                         71,500
   Interest expense                                         (7,825)                             -
                                           -------------------------------------------------------
                                                           115,042                         71,500
                                           -------------------------------------------------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
   PROVISION (BENEFIT)                                  (2,042,719)                       778,443

INCOME TAX PROVISION (BENEFIT)                            (775,793)                       295,811
                                           -------------------------------------------------------
INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                          (1,266,926)                       482,632

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $0 AND $258,174                                           -                       (421,230)
                                           -------------------------------------------------------
NET INCOME (LOSS)                                 $       (1,266,926)            $         61,402
                                           =======================================================
NET INCOME (LOSS) PER SHARE:
    Basic:
       Continuing operations                      $          (0.13)              $           0.05
       Discontinued operations                                   -                          (0.04)
                                           -------------------------------------------------------
           Total                                  $          (0.13)              $           0.01

                                           =======================================================
    Diluted:
       Continuing operations                      $          (0.13)              $           0.05
       Discontinued operations                                   -                          (0.04)
                                           -------------------------------------------------------
           Total                                  $          (0.13)              $           0.01

                                           =======================================================

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                  (UNAUDITED)
                                                                      Three Months Ended September 30, 2003
                                                          ENTERTAINMENT                  FULFILLMENT                  TOTAL
                                              ----------------------------    ------------------------   -----------------------
REVENUES:
     PPT                                                 $     12,184,103              $            -             $  12,184,103
     Other                                                      1,572,164                     504,616                 2,076,780
                                              ----------------------------    ------------------------   -----------------------

                                                               13,756,267                     504,616                14,260,883
                                              ----------------------------    ------------------------   -----------------------
OPERATING COSTS AND EXPENSES:
   Cost of sales                                               10,160,901                   2,021,286                12,182,187
   Selling, general, and administrative                         4,012,726                     270,593                 4,283,319
                                              ----------------------------    ------------------------   -----------------------
                                                               14,173,627                   2,291,879                16,465,506
                                              ----------------------------    ------------------------   -----------------------

LOSS FROM OPERATIONS                                             (417,360)                 (1,787,263)               (2,204,623)
                                              ----------------------------    ------------------------   -----------------------
OTHER INCOME (EXPENSE):
   Interest income                                                 20,658                      46,770                    67,428
   Interest expense                                                (1,776)                          -                    (1,776)
                                              ----------------------------    ------------------------   -----------------------
                                                                   18,882                      46,770                    65,652
                                              ----------------------------    ------------------------   -----------------------
LOSS FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
      BENEFIT                                                    (398,478)                 (1,740,493)               (2,138,971)

INCOME TAX BENEFIT                                               (151,422)                   (660,947)                 (812,369)
                                              ----------------------------    ------------------------   -----------------------
LOSS FROM CONTINUING
    OPERATIONS                                                   (247,056)                 (1,079,546)               (1,326,602)

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $0                                                               -                           -                         -
                                              ----------------------------    ------------------------   -----------------------
NET LOSS                                                 $       (247,056)             $   (1,079,546)           $   (1,326,602)
                                              ============================    ========================   =======================
NET LOSS PER SHARE:
    Basic:
       Continuing operations                             $          (0.03)             $        (0.11)           $        (0.14)
       Discontinued operations                                           -                           -                         -
                                              ----------------------------    ------------------------    -----------------------
           Total                                         $          (0.03)             $        (0.11)           $        (0.14)

                                              ============================    ========================   =======================
    Diluted:
       Continuing operations                             $          (0.03)             $        (0.11)           $        (0.14)
       Discontinued operations                                           -                           -                         -
                                              ----------------------------    ------------------------  ---------------------
           Total                                          $         (0.03)            $         (0.11)           $        (0.14)

                                              ============================    ========================   =======================



                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                 (UNAUDITED)
                                                                    Three Months Ended September 30, 2002
                                                        ENTERTAINMENT                  FULFILLMENT                    TOTAL
                                           -----------------------------   -------------------------    -----------------------
REVENUES:
     PPT                                               $     17,976,338               $           -              $  17,976,338
     Other                                                      919,787                   2,401,318 (1)              2,798,144
                                           -----------------------------   -------------------------    -----------------------

                                                             18,896,125                   2,401,318                 20,774,482
                                           -----------------------------   -------------------------    -----------------------
OPERATING COSTS AND EXPENSES:

     Cost of sales                                           14,602,950(1)                2,930,964                 17,010,953
     Selling, general, and administrative                     2,973,189                     582,618                  3,555,807
                                          -----------------------------   -------------------------    -----------------------

                                                             17,576,139                   3,513,582                 20,566,760
                                           -----------------------------   -------------------------    -----------------------

INCOME (LOSS) FROM OPERATIONS                                 1,319,986                  (1,112,264)                   207,722
                                           -----------------------------   -------------------------    -----------------------
OTHER INCOME (EXPENSE):

     Interest income                                             71,500                           -                     71,500
     Interest expense                                                 -                           -                          -
                                           -----------------------------   -------------------------    -----------------------
                                                                 71,500                           -                     71,500
                                           -----------------------------   -------------------------    -----------------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX

    PROVISION (BENEFIT)                                       1,391,486                  (1,112,264)                   279,222


INCOME TAX PROVISION (BENEFIT)                                  528,768                    (422,661)                   106,107
                                           -----------------------------   -------------------------    -----------------------

INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                                  862,718                    (689,603)                   173,115

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $169,293                                                (276,216)                          -                   (276,216)
                                           -----------------------------   -------------------------    -----------------------

NET INCOME (LOSS)                                      $        586,502               $    (689,603)             $    (103,101)
                                           =============================   =========================    =======================

NET INCOME (LOSS) PER SHARE:
    Basic:
       Continuing operations                           $           0.09               $       (0.07)             $        0.02
       Discontinued operations                                    (0.03)                          -                      (0.03)
                                           -----------------------------   -------------------------    -----------------------
           Total                                       $           0.06               $       (0.07)             $       (0.01)
                                           =============================   =========================    =======================
    Diluted:
       Continuing operations                           $           0.09               $       (0.07)             $        0.02
       Discontinued operations                                    (0.03)                          -                      (0.03)
                                            -----------------------------   -------------------------   -----------------------
           Total                                       $           0.06               $       (0.07)             $       (0.01)
                                            =============================   =========================    =======================

(1) - Includes Intercompany transactions of $522,961, which are eliminated in consolidated total amounts.

                              RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                        (UNAUDITED)
                                                           Six Months Ended September 30, 2003
                                                         ENTERTAINMENT                 FULFILLMENT                   TOTAL
                                                  ----------------------------   -------------------------   ----------------------
REVENUES:
   PPT                                                       $     25,236,794             $             -            $  25,236,794
   Other                                                            3,098,214                   5,154,443(1)             7,722,513
                                                  ----------------------------   -------------------------   ----------------------

                                                                   28,335,008                   5,154,443               32,959,307
                                                  ----------------------------   -------------------------   ----------------------

OPERATING COSTS AND EXPENSES:
   Cost of sales                                                   20,640,211(1)                6,253,033               26,363,100
   Selling, general, and administrative                             8,013,373                     740,595                8,753,968
                                                  ----------------------------   -------------------------   ----------------------

                                                                   28,653,584                   6,993,628               35,117,068
                                                  ----------------------------   -------------------------   ----------------------


LOSS FROM OPERATIONS                                                 (318,576)                 (1,839,185)              (2,157,761)
                                                  ----------------------------   -------------------------   ----------------------
OTHER INCOME (EXPENSE):
   Interest income                                                     51,703                      71,164                  122,867
   Interest expense                                                    (3,429)                     (4,396)                  (7,825)
                                                  ----------------------------   -------------------------   ----------------------
                                                                       48,274                      66,768                  115,042
                                                  ----------------------------   -------------------------   ----------------------
LOSS FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
    BENEFIT                                                          (270,302)                 (1,772,417)              (2,042,719)

INCOME TAX BENEFIT                                                   (102,715)                   (673,078)                (775,793)
                                                  ----------------------------   -------------------------   ----------------------
LOSS FROM CONTINUING
    OPERATIONS                                                       (167,587)                 (1,099,339)              (1,266,926)

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $0                                                                   -                           -                        -
                                                  ----------------------------   -------------------------   ----------------------

NET LOSS                                                     $       (167,587)            $    (1,099,339)          $   (1,266,926)
                                                  ============================   =========================   ======================

NET LOSS PER SHARE:
    Basic:
       Continuing operations                                 $          (0.02)            $         (0.11)          $        (0.13)
       Discontinued operations                                              -                           -                         -

                                                  ----------------------------   -------------------------   ----------------------
           Total                                             $          (0.02)            $         (0.11)          $        (0.13)
                                                  ============================   =========================   ======================
    Diluted:
       Continuing operations                                 $          (0.02)             $        (0.11)          $        (0.13)
       Discontinued operations                                              -                           -                         -
                                                  ----------------------------   -------------------------   -----------------------
           Total                                             $          (0.02)             $        (0.11)          $        (0.13)

                                                  ============================   =========================   ======================

(1)- Includes Intercompany transactions of $530,144, which are eliminated in consolidated total amounts.

                              RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                     (UNAUDITED)
                                                                   Six Months Ended September 30, 2002
                                                  ENTERTAINMENT                 FULFILLMENT                    TOTAL
                                           ----------------------------   -------------------------   -------------------------
REVENUES:
   PPT                                                $     35,842,448             $             -              $   35,842,448
   Other                                                     1,974,257                   6,471,228(1)                7,359,475
                                           ----------------------------   -------------------------   -------------------------

                                                            37,816,705                   6,471,228                  43,201,923
                                           ----------------------------   -------------------------   -------------------------

OPERATING COSTS AND EXPENSES:
   Cost of sales                                            29,326,372(1)                7,060,210                  35,300,572
   Selling, general, and administrative                      6,237,572                   1,318,683                   7,556,255
   Net gain from litigation settlement                        (361,847)                          -                    (361,847)
                                           ----------------------------   -------------------------   -------------------------

                                                            35,202,097                   8,378,893                  42,494,980
                                           ----------------------------   -------------------------   -------------------------

INCOME (LOSS) FROM OPERATIONS                                2,614,608                  (1,907,665)                    706,943
                                           ----------------------------   -------------------------   -------------------------
OTHER INCOME (EXPENSE):
   Interest income                                              71,500                           -                      71,500
   Interest expense                                                  -                           -                           -
                                           ----------------------------   -------------------------   -------------------------
                                                                71,500                           -                      71,500
                                           ----------------------------   -------------------------   -------------------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
    PROVISION (BENEFIT)                                      2,686,108                  (1,907,665)                    778,443

INCOME TAX PROVISION (BENEFIT)                               1,020,724                    (724,913)                    295,811
                                           ----------------------------   -------------------------   -------------------------
INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                               1,665,384                  (1,182,752)                    482,632

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $258,174                                               (421,230)                          -                    (421,230)
                                           ----------------------------   -------------------------   -------------------------

NET INCOME (LOSS)                                     $      1,244,154             $    (1,182,752)             $       61,402
                                           ============================   =========================   =========================

NET INCOME (LOSS) PER SHARE:
    Basic:
       Continuing operations                          $           0.17             $         (0.12)             $         0.05
       Discontinued operations                        $          (0.04)            $             -              $        (0.04)

                                            ----------------------------   -------------------------     -------------------------
           Total                                      $           0.13             $         (0.12)             $         0.01
                                            ============================   =========================   =========================
    Diluted:
       Continuing operations                          $           0.16             $         (0.12)             $         0.05
       Discontinued operations                        $          (0.04)            $             -              $        (0.04)

                                           ----------------------------   -------------------------     -------------------------
           Total                                      $           0.12             $         (0.12)             $         0.01
                                           ============================   =========================   =========================

(1) - Includes Intercompany transactions of $1,086,010, which are eliminated in consolidated total amounts.